Exhibit 10.3

EXECUTION VERSION

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE THEREWITH. THIS SECURITY IS ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND OTHER MATTERS AS SET FORTH IN THE LLC AGREEMENT (AS HEREIN DEFINED), COPIES OF WHICH MAY BE OBTAINED UPON REQUEST FROM FIP RR HOLDINGS LLC.

No. 01 through 172,500	Warrants to Purchase 172,500 Common Units

WARRANT AGREEMENT

Relating to the Purchase of Common Units of

FIP RR HOLDINGS LLC

Dated as of August 25, 2025

FOR VALUE RECEIVED, FIP RR Holdings LLC, a Delaware limited liability company (the “Company”), hereby certifies that, for cash consideration paid to the Company pursuant to the Subscription Agreement (as defined herein), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the holders listed on Schedule 1 hereto (each, a “Holder” and, collectively with each of their successors or permitted assigns or transferees, the “Holders”), are entitled, subject to the provisions of this Warrant Agreement (this “Agreement”) and the provisions of the LLC Agreement (as defined herein), to purchase from the Company the number of Common Units of the Company (“Common Units” and such right to purchase, in the aggregate, the “Warrants”), set forth opposite the name of each Holder on Schedule 1 hereto at a purchase price per Common Unit equal to the Exercise Price (as defined herein). The number of Warrants, the number of Common Units issuable upon exercise of the Warrants and the price to be paid for each such Common Unit are subject to adjustment from time to time as set forth in this Warrant Agreement (the “Agreement”).

1.            Definitions. (a) As used herein, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the Preamble.

“Automatic Exercise Date” means the date that is one (1) Business Day prior to the Expiration Time.

“Beneficial Owner” has the meaning set forth in Section 7(f).

“Beneficial Ownership Limitation” has the meaning set forth in Section 7(f).

“Business Day” means any day excluding Saturday, Sunday or any day that is a legal holiday under the laws of the State of New York or is a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Cash” means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts in the United States. For the avoidance of doubt, “Cash” shall be United States Dollars unless United States Dollars are no longer accepted as legal tender for the payment of public and private debts in the United States.

“Cash Dividend” has the meaning set forth in Section 10(b).

“Cashless Exercise” has the meaning set forth in Section 3(f).

“Close of Business” means 5:00 p.m., New York City time.

“Common Units” has the meaning set forth in the Preamble.

“Common Units Deemed Outstanding” means, at any given time, the sum of (i) the number of Common Units actually outstanding at such time, plus (ii) the number of Common Units issuable upon exercise of any Options to acquire Common Units actually outstanding at such time, plus (iii) the number of Common Units reserved for issuance at such time under any equity incentive plans approved by the Board, regardless of whether the Common Units are actually subject to outstanding Options, and plus (iv) the number of Common Units issuable upon conversion or exchange of any Convertible Securities actually outstanding at such time (treating as actually outstanding any Convertible Securities issuable upon exercise of Options actually outstanding at such time), in each case, regardless of whether the Options or Convertible Securities are actually exercisable at such time.

“Company” has the meaning set forth in the Preamble.

“Company Change of Control” means the occurrence of the following:

(a)          any Person or group of Persons, other than one or more Permitted Holders, (i) is or becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of voting securities representing more than fifty percent (50.0%) of the total voting power of the outstanding voting securities of the Company (including through a Transfer of any FIP Unitholder); or (ii) obtains the power to elect a majority of the Board or another governing body of the Company, as applicable, except in the case of clause (ii) the Unitholders holding Series A Preferred Units; or

(b)          (i) all or substantially all the assets of the Company and its Subsidiaries, taken as a whole, are sold or otherwise transferred (whether by sale, lease, exchange, transfer or other disposition) to any Person other than one or more wholly owned Subsidiaries of the Company or one or more Permitted Holders in one transaction or a series of related transactions or (ii) the Company consolidates, amalgamates or merges with or into another Person or any Person consolidates, amalgamates or merges with or into the Company in one transaction or a series of related transactions; provided that this clause (ii) shall not apply to any consolidation, amalgamation or merger of the Company with another Person in which (x) immediately after the consummation thereof Person(s) beneficially owning (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, voting securities representing more than fifty percent (50.0%) of the total voting power of the outstanding voting securities of the Company immediately prior to such consummation continues to beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly (based solely on the conversion or retention of the Equity Securities in FIP owned by such Person), voting securities representing more than fifty percent (50.0%) of the total voting power of the outstanding voting securities of the Company or the applicable surviving or transferee Person, as applicable, or (y) immediately after the consummation thereof, in any consolidation, amalgamation or merger involving the Company, one or more Permitted Holders, directly or indirectly, beneficially own voting securities representing more than fifty percent (50.0%) of the total voting power of the outstanding voting securities of the Company as the constituent party, or the applicable surviving or transferee person.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Units or other common equity of the Company, but excluding Options.

“Current Market Price” means, in connection with an exchange in accordance with Section 7, the Volume Weighted-Average Price per share of FIP Common Stock or other security for, unless the context requires otherwise, the twenty (20) Trading Days ending on, but excluding, the Trading Day immediately preceding the Exchange Date. If the FIP Common Stock is not traded on any U.S. national or regional securities exchange or quotation system, the Current Market Price shall be the price per share of FIP Common Stock that FIP could obtain from a willing buyer for shares of FIP Common Stock sold by FIP from authorized but unissued shares of FIP Common Stock, as such price shall be reasonably determined in good faith by FIP’s board of directors.

“Current Value Per Common Unit” means the fair market value of a Common Unit as of the relevant time, determined in accordance with the Valuation Procedures.

“Dispute Notice” has the meaning set forth in Section 13.

“Exchange Consideration” has the meaning set forth in Section 7(a).

“Exchange Date” has the meaning set forth in Section 7(a).

“Exchange Request” has the meaning set forth in Section 7(a).

“Exchange Warrants” has the meaning set forth in Section 7(a).

“Exercise Price” means $857.748 per Common Unit, as the same may be adjusted from time to time as provided in this Agreement.

“Expiration Time” has the meaning set forth in Section 3(a).

“FIP” means FTAI Infrastructure Inc., a Delaware corporation.

“FIP Change of Control” means the occurrence of the following:

(a)          FIP consolidates, amalgamates or merges with or into another Person or any Person consolidates, amalgamates or merges with or into FIP in one transaction or a series of related transactions; provided that this clause (a) shall not apply to any consolidation, amalgamation or merger of FIP with another Person in which (x) immediately after the consummation thereof, Person(s) beneficially owning (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, voting securities representing more than fifty percent (50.0%) of the total voting power of the outstanding voting securities of FIP immediately prior to such consummation continues to beneficially own (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly (based solely on the conversion or retention of the Equity Securities in FIP owned by such Person), voting securities representing more than fifty percent (50.0%) of the total voting power of the outstanding voting securities of FIP or the applicable surviving or transferee Person or (y) immediately after the consummation thereof, in any consolidation, amalgamation or merger involving FIP as the constituent party, one or more Permitted Holders, directly or indirectly, beneficially own voting securities representing more than fifty percent (50.0%) of the total voting power of the outstanding voting securities of FIP, or the applicable surviving or transferee person; or

(b)       FIP consummates a merger, consolidation, share exchange, statutory conversion, recapitalization, reorganization, or other business combination (including, without limitation, a transaction effected through a subsidiary or the formation of a newly created subsidiary or “merger sub”) pursuant to which (i) the outstanding shares of capital stock of the acquired entity are, directly or indirectly, exchanged for or converted into shares of capital stock of FIP or any parent entity thereof that directly or indirectly owns more than fifty percent (50.0%) of the outstanding voting securities of FIP, and (ii) immediately after such transaction the former equity holders of the acquired entity, acting together, own beneficially or of record, or otherwise have the power to vote or direct the voting of, securities representing more than fifty percent (50.0%) of the total combined voting power of FIP (or of any parent entity that directly or indirectly owns more than fifty percent (50.0%) of the outstanding voting securities of FIP).

For the purposes of this definition, if FIP is a direct or indirect Subsidiary of any Person then references to FIP shall also be deemed to include the ultimate parent of FIP that directly or indirectly owns more than fifty percent (50.0%) of the outstanding voting securities of FIP.

“FIP Common Stock” means shares of common stock, par value $0.01 per share, of FIP and any equity securities into which such common stock is exchanged, converted or other reclassified.

“Fundamental Change” means any of the following events:

(a)          a Company Change of Control;

(b)          a FIP Change of Control;

(c)         a redemption in full of the Series A Preferred Units (including to the extent the Company acquires the equity interests of a Corporate Member (or a Blocker) in accordance with Section 2.3(f) of the LLC Agreement);

(d)         termination, expiration or replacement of the Management Agreement; provided that, it will not be considered a Fundamental Change if (i) the Management Agreement is replaced by a new agreement pursuant to which Fortress or one or more of its controlled Affiliates is the “manager” or (ii) occurring pursuant to an Internalization.

(e)          the Unitholders approve any plan or proposal for the liquidation or dissolution of the Company;

(f)          an Initial Public Offering;

(g)          FIP’s stockholders approve any plan or proposal for the liquidation or dissolution of FIP; or

(h)          any other Company Mandatory Redemption Event.

“Fundamental Change Payment Amount” means an amount in Cash per Warrant equal to the fair market value of the Warrants as determined in accordance with the Valuation Procedures; provided that in the event of “Fundamental Change” triggered by clauses (a) or (b) of the definition of Change of Control (to the extent of a transaction involving the Company and not FIP), the value of the Warrants will be calculated using the same price to be paid per Common Unit in such Change of Control.

“Holder” has the meaning set forth in the Preamble and shall mean more than one holder if any Warrants have been transferred or assigned to one or more permitted assigns or transferees.

“Initial Issue Date” means August 25, 2025.

“Initial Public Offering” means any IPO, SPAC or Direct Listing.

“Issued Underlying Shares” means the aggregate number of shares of FIP Common Stock issued since the Initial Issue Date upon the exchange of Warrants.

“Listing Rules” means the rules of the Nasdaq Stock Market LLC.

“LLC Agreement” means the Amended and Restated Limited Liability Company Agreement of the Company dated August 25, 2025, by and among the Company and the each Member listed on the signature pages thereto, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

“Market Price” means (i) if in reference to Cash, the current Cash value on the date of measurement in U.S. dollars, (ii) if in reference to equity securities or securities included within other property, which are listed or admitted for trading on a national securities exchange, the Volume Weighted-Average Price of a share (or similar relevant unit) of such securities as reported on the principal national securities exchange on which the shares (or similar relevant units) of such securities are listed or admitted for trading, or, if there are no closing process reported on such exchange on any day, the average of the highest bid and lowest asked prices on such exchanges at the end of such day, or, if on any day such securities are not so listed or admitted, the last quoted bid price for such securities in the over-the-counter market on the relevant day as reported by OTC Markets Group Inc. or a similar organization or (iii) in all other cases, the value as determined in accordance with the Valuation Procedures. In each such case, unless the context requires otherwise, the average price shall be averaged over a period of twenty-one (21) consecutive Trading Days consisting of the Trading Day immediately preceding the day on which the “Market Price” is being determined and the twenty (20) consecutive Trading Days prior to such day.

“Open of Business” means 9:00 a.m., New York City time.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Units or Convertible Securities or other common equity of the Company.

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Units have the right to receive any Cash, securities or other property or in which Common Units (or other applicable security) is exchanged for or converted into any combination of Cash, securities or other property, the date fixed for determination of holders of Common Units entitled to receive such Cash, securities or other property (whether such date is fixed by the Board or by statute, contract or otherwise).

“Requisite Stockholder Approval” means the stockholder approval contemplated by Rule 5635(d) of the Listing Rules.

“Sanction” means any sanction administered or enforced by the U.S. Government (including the Office of Foreign Assets Control of the U.S. Treasury Department), United Nations Security Council, European Union, His Majesty’s Treasury or other sanctions authority.

“Share Cap” means 23,006,054 shares of FIP Common Stock (such number of shares subject to proportionate adjustment for share dividends, share splits or share combinations with respect to the FIP Common Stock).

“Subject of Valuation” has the meaning set forth in Section 13.

“Subscription Agreement” means that certain Subscription Agreement, dated as of August 25, 2025, by and among the Company, the Holder and the other parties thereto.

“Trading Day” means (i) if the applicable security is listed on the New York Stock Exchange, a day on which trades may be made thereon or (ii) if the applicable security is listed or admitted for trading on, the NASDAQ Global Select Market, the NASDAQ Global Market or other national securities exchange or market, a day on which the NASDAQ Global Select Market, the NASDAQ Global Market or such other national securities exchange or market is open for business or (iii) if the applicable security is not so listed, admitted for trading or quoted, any Business Day.

“Valuation Notice” has the meaning set forth in Section 13.

“Valuation Procedures” has the meaning set forth in Section 13.

“Volume Weighted-Average Price” means, with respect to any security and a period of Trading Days, (i) the volume weighted average price of such security during the regular trading session of each Trading Day during such period (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session) as reported by the principal U.S. national or regional securities exchange or quotation system on which such security is then listed or quoted, as published by Bloomberg at 4:15 P.M., New York City time (or 15 minutes following the end of any extension of the regular trading session), or (ii) if such volume weighted average price is unavailable or in manifest error as reasonably determined in good faith by the Board, the market value of one unit of such security during such period determined using a volume weighted average price method by an independent nationally recognized investment bank or other qualified financial institution selected by the Board.

“Warrant Units” means the Common Units or securities, Cash or other property deliverable upon proper exercise of the Warrants as provided in this Agreement and the LLC Agreement.

“Warrants” has the meaning set forth in the Preamble.

(b)          Capitalized terms used but not defined in this Agreement shall have the meanings assigned to such terms in the LLC Agreement.

2.       Rights and Restrictions in LLC Agreement and other Restrictions.

(a)         The Warrants are subject in all respects to the provisions of the LLC Agreement, including the rights of the Members set forth therein. Except as otherwise required by applicable law and unless otherwise specified herein, in the event of any ambiguity or conflict between this Agreement and the LLC Agreement, the terms of this Agreement shall prevail. The Holder of this Warrant is entitled to the rights of a Member under the LLC Agreement. No Warrant shall be deemed a Common Unit prior to the time that such Warrant has been validly exercised in accordance with this Agreement.

(b)         Until the Warrants cease to be outstanding, the Company shall not, directly or indirectly, without the prior written approval of Holders of a majority of the Warrants issued on the initial date of issuance and the date of issuance of any Warrants issued in replacement thereof and then outstanding:

(i)          issue or sell Common Units, Options or Convertible Securities at a purchase price per Common Unit that is less than the Current Value Per Common Unit determined in accordance with the Valuation Procedures as of the date of issuance of such Common Units, Options or Convertible Securities; provided that, this clause (b)(i) shall not restrict (x) the Company from issuing or selling an aggregate of $5,000,000 of Common Units, Options or Convertible Securities at less than the Current Value Per Common Unit determined in accordance with the Valuation Procedures or (y) the Board from, in its sole discretion, making any number of grants of customary Equity Awards in accordance with the terms of the LLC Agreement to any employees, consultants or other Persons, in each case, that primarily provide services to the Company who are selected by the Board and are not affiliated or associated with FIP or the Manager Group (other than by virtue of their relationship with the Company and its Subsidiaries) that (i) do not rank, and are not convertible into, exchangeable for or exercisable for securities that rank, senior to the Common Units or (ii) in the aggregate with any other issuance of Equity Awards, are (or would constitute, once exercised, vested or received) not more than five percent (5.0%) of the then-issued and outstanding Common Units, Warrants, and Equity Awards (calculated together on a fully diluted basis and assuming full exercise of the Warrants);

(ii)       purchase or otherwise redeem Common Units, Options or Convertible Securities or allow any Subsidiary to purchase or otherwise redeem Common Units, Options or Convertible Securities; provided that, this clause (b)(ii) shall not restrict the Board from, in its sole discretion, purchasing or redeeming Equity Awards and purchasing or redeeming any Common Units, Options or Convertible Securities issued in accordance with the LLC Agreement from employees in connection with termination agreements entered into by the Company with employees providing services to the Company; provided further that, this clause (b)(ii) shall not restrict the Company from repurchasing any Warrants or Warrant Units pursuant to the terms of the LLC Agreement; and

(iii)        declare, make or pay any dividend, distribution or other payment to holders of Common Units of any assets or property other than Cash, including (A) shares of the Company’s capital stock, (B) evidences of the Company’s indebtedness, (C) rights or warrants to purchase the Company’s securities or the Company’s assets or (D) property, including a spin-off.

(c)       Within twenty (20) days after the end of each fiscal quarter, the Company shall furnish to each Holder a certificate executed by an executive officer of the Company attesting to (A) the Exercise Price for the Warrants, (B) a statement of Distributions made by the Company to its Members for such quarter, (C) the total issued and outstanding Equity Securities of the Company (with presentation for basic and fully diluted (assuming full exercise of Warrants) Equity Securities), (D) the number of Warrants, and (E) the Exercise Price at the beginning and end of such fiscal quarter, and the absolute value of the difference of those numbers.

3.       Exercise of Warrants.

(a)         The Holder is entitled to exercise the Warrants in whole or in part at any time, or from time to time, commencing on the date that is the earlier of (i) the fifth anniversary of the Initial Issue Date and (ii) the date on which all obligations under the Permanent Debt Financing have been repaid in full and ending at 5:00 p.m., New York City time, on the date that is the tenth anniversary of the Initial Issue Date or, if such date is not a Business Day, the next subsequent Business Day (such date and time, the “Expiration Time”). As long as the Current Value Per Common Unit is greater than the Exercise Price on the Trading Day immediately prior to the Automatic Exercise Date, the Warrants shall be deemed exercised on behalf of, and without any required action on the part of the Holders on the Automatic Exercise Date. After the Expiration Time, the Warrants will be void and of no value, and may not be exercised.

(b)       To exercise the Warrants, the Holder shall deliver to the Company no later than the Expiration Time an executed exercise notice substantially in the form annexed to this Agreement (other than in connection with an exercise on the Automatic Exercise Date) and pay (x) the applicable Exercise Price multiplied by the number of Warrant Units in respect of which any Warrants are being exercised on the date the notice is provided to the Company or (y) in the case of a Cashless Exercise (which shall be the default option for the Automatic Exercise Date), paying the required consideration in the manner set forth in Section 3(f), in each case, together with any applicable taxes and governmental charges. The Holder shall be deemed to have elected a Cashless Exercise in connection with an exercise on the Automatic Exercise Date unless, at least two (2) Business Days prior to the Automatic Exercise Date, the Holder delivers to the Company a written notice that it intends to pay the applicable Exercise Price in cash within two (2) Business Days of the Automatic Exercise Date. Notwithstanding anything herein to the contrary, the Company will issue the Warrant Units on such date it receives payment of the Exercise Price. So long as the Exercise Price is less than $0.01 of the Common Units, the Holder will be permitted to exercise the Warrants without paying any Exercise Price. Upon such delivery and payment, the Holder shall be deemed to be the holder of record of the Warrant Units subject to such exercise, notwithstanding that the Unit Ownership Ledger shall not have been updated.

(c)       The aggregate Exercise Price shall be payable in lawful money of the United States of America by certified or official bank or bank cashier’s check payable to the order of the Company, wire transfer of immediately available funds to a bank account designated in writing by the Company, or otherwise as agreed with the Company.

(d)        If the Holder exercises the Warrants in part, this Agreement shall be surrendered by the Holder to the Company and a new Warrant agreement of the same tenor and for the unexercised number of Warrant Units shall be executed by the Company as promptly as reasonably practicable. The Company shall register in the Unit Ownership Ledger the new Warrants in the name of the Holder or in such name or names of its transferee pursuant to Section 8 hereof as may be directed in writing by the Holder and deliver the new Warrant agreement to the Person or Persons entitled to receive the same as promptly as reasonably practicable.

(e)          Upon surrender of this Agreement in conformity with the foregoing provisions, the Company shall deliver to the Holder of the Warrants appropriate evidence of ownership of the Warrant Units to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, the name or names of the Holder or its transferee pursuant to Section 8 as may be directed in writing by the Holder, and shall deliver such evidence of ownership and any other securities or property (including any money) to the Person or Persons entitled to receive the same as promptly as reasonably practicable.

(f)         In lieu of making a Cash payment of the Exercise Price to exercise the Warrants pursuant to Section 3(a) (but in all other respects in accordance with the exercise procedure set forth in Section 3(a)), the Holder may elect to convert the Warrants into Warrant Units without paying the Exercise Price by reducing the number of Warrant Units that the Holder would otherwise receive upon exercise of the Warrants (a “Cashless Exercise”), in which event the Company will issue to the Holder the number of Warrant Units equal to the amount resulting from the following equation:

X = (A - B) x C
A

where:

X =	the number of Warrant Units issuable upon exercise pursuant to this Section 3(f);

A =	the Current Value Per Common Unit on the date on which the Holder delivers an exercise notice to the Company pursuant to Section 3(a);

B =	the Exercise Price; and

C =	the number of Warrant Units as to which the Warrants are being exercised pursuant to Section 3(a).

If the foregoing calculation results in zero or a negative number, then no Common Units shall be issued upon exercise pursuant to this Section 3(f).

4.      Restrictive Legend. The Warrant Units issued pursuant to this Agreement shall bear a legend substantially in the form of the legend set forth on the first page of this Agreement to the extent that and for so long as such legend is required pursuant to the LLC Agreement or applicable securities laws. For purposes of Rule 144 under the Securities Act and subsection (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Warrant Units issuable upon exercise of this Warrant in a Cashless Exercise shall be deemed to have been acquired, and the holding period thereof shall be deemed to have commenced, at the time this Warrant was issued, or such earlier time as permitted by Rule 144 under the Securities Act.

5.     Reservation of Common Units. The Company hereby agrees that at all times, for so long as the Warrants remain outstanding, there shall be reserved for issuance and delivery upon exercise of the Warrants, free from preemptive rights, such number of its authorized but unissued Warrant Units from time to time issuable upon exercise of the Warrants as will be sufficient to permit the exercise in full of the Warrants. All such Warrant Units from time to time issuable upon exercise of the Warrants shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and under DLLCA, the Holder will have no obligation to make further payments for the purchase of the Warrant Units or contributions to the Company solely by reason of its ownership of the Warrant Units except for their obligation to repay any funds wrongfully distributed to them, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale and free and clear of all preemptive rights, in each case, except restrictions on transfer contemplated by Section 4, or as set forth in the LLC Agreement and shall be issued without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company.

6.     Fractional Units. The number of Common Units issuable hereunder shall be rounded up to the nearest one-one thousandth (1/1,000th) of a Common Unit.

7.       Exchange of Warrants.

(a)          Subject to applicable law and the terms of this Agreement, at any time following the sixth anniversary of the Initial Issue Date, a Holder shall be entitled to require the Company to exchange, ten (10) Business Days after the date on which an Exchange Request is received by the Company, which date may be abridged by the Company, in its sole discretion, if so requested in writing by a Holder (an “Exchange Date”), any or all of the Warrants registered in the name of such Holder for, at the Holder’s election, either (i) Cash equal to the fair market value of the Warrants on the last Business Day prior to the Exchange Date or (ii) the delivery of the number of shares of FIP Common Stock with an aggregate Current Market Price on the last Trading Day prior to the Exchange Date equal to the fair market value of the Warrants on such date (the “Exchange Consideration”). The fair market value of the Warrants shall be determined in accordance with the Valuation Procedures (which, for the avoidance of doubt, shall take into account the Exercise Price at the time of such determination). A Holder must deliver to the Company an executed copy of the form of exchange request (the “Exchange Request”) annexed hereto (including the executed accredited investor questionnaire to be attached thereto), specifying (1) that such Holder desires to have all or any number specified therein of the Warrants held by such Holder (the “Exchange Warrants”) exchanged by the Company, (2) such Holder’s account information for wire transfers (in the event the Holder elects to Cash settle the exchange) and (3) such Holder’s share delivery information (in the event the Holder elects to deliver FIP Common Stock to settle the exchange). An Exchange Request shall be irrevocable.

(b)        In the case of an exchange of Warrants pursuant to this Section 7(b), upon receipt by the Company of a duly executed Exchange Request and such additional documents and instruments specified in the preceding paragraph, the Company shall exchange the Exchange Warrants effective at the Close of Business on the Exchange Date. On the Exchange Date, the Company shall deliver or cause to be delivered to such Holder the Exchange Consideration. Any shares of FIP Common Stock delivered as Exchange Consideration shall be duly and validly issued, fully paid and non-assessable and not subject to preemptive rights, rights of first refusal or similar rights of any Person or any other restrictions on transfer or other liens, shall be freely tradable by the Holder upon issuance without any restriction subject to applicable securities laws and shall be approved for listing on NASDAQ or any other national securities exchange on which shares of FIP Common Stock are then listed.

(c)       On and after the Close of Business on the Exchange Date, the Holder of the Exchange Warrants shall cease to be a Holder of such Exchange Warrants and shall not be entitled to exercise any of the rights of a Holder in respect thereof, other than the right to receive the total Exchange Consideration in respect thereof, unless payment of the aggregate Exchange Consideration payable to such Holder is not made in accordance with the provisions of this Section 7(c), in which case the rights of such Holder shall remain unaffected until such aggregate Exchange Consideration has been paid in the manner hereinbefore provided.

(d)         Notwithstanding any other provision of this Section 7, the Company shall not be obligated to exchange Exchange Warrants specified by a Holder in an Exchange Request if and to the extent that such exchange of Exchange Warrants would be contrary to solvency requirements or other provisions of applicable Law, would require regulatory approval prior to payment or issuance, would constitute a violation of, or a default under, any lease, indenture, instrument or other agreement then applicable to the Company or FIP. If the Company believes that on any Exchange Date it would not be permitted by any of such provisions to exchange the Exchange Warrants tendered for exchange on such date, the Company shall only be obligated to exchange the Exchange Warrants specified by a Holder in an Exchange Request to the extent of the maximum number of Exchange Warrants that may be so exchanged (rounded up to a whole number of FIP Common Stock) as would not be contrary to such provisions and shall notify the Holder at least one (1) Business Day prior to the Exchange Date as to the number of Exchange Warrants which will not be exchanged into the FIP Common Stock by the Company, and shall pay on the Exchange Date to the Holder the fair market value of such Exchange Warrants in Cash.

(e)          In connection with any regulatory approval required in connection with the exchange of the Warrants in accordance with this Section 7, the Company shall cooperate in good faith with requests by the Holder to obtain any such approval as needed to permit the exchange of the Warrants in accordance with this Section 7; provided, that in no event shall the Company be required to provide or to cause any of its Affiliates to provide covenants to any governmental or administrative entity regarding FIP, the Manager (as defined in the Management Agreement) of FIP, the Company, any of their Subsidiaries or Affiliates or their respective operations; provided further, that all out-of-pocket costs associated with obtaining such approval, including but not limited to all governmental filing fees and out-of-pocket costs related to any appeals in connection with obtaining any such consent, shall be borne equally by the Company and the Holder.

(f)        Notwithstanding anything to the contrary in this Agreement, no shares of FIP Common Stock will be issued or delivered upon any requested exchange of any Warrants of any Holder thereof, and no Warrants of any Holder thereof will be exchangeable for shares of FIP Common Stock, in each case to the extent, and only to the extent, that such issuance, delivery, exchange or exchangeability would cause such Holder to become, directly or indirectly, a Beneficial Owner of a number of shares of FIP Common Stock in excess of 4.9% of the total number of shares of FIP Common Stock issued and outstanding immediately following such exchange (the “Beneficial Ownership Limitation”). Any Holder may elect, on sixty-one (61)-days’ notice to the Company, to increase or decrease the then Beneficial Ownership Limitation, provided that it shall not be increased above 19.99%. Any Warrants of any Holder that are exchangeable in shares of FIP Common Stock in excess of the Beneficial Ownership Limitation shall be exchangeable by such Holder for Cash and the Company shall deliver Cash in lieu of the number of shares of FIP Common Stock that cannot be delivered to such Holders as a result of the Beneficial Ownership Limitation in an amount equal to the fair market value of such FIP Common Stock on the day that is one Trading Day prior to the Exchange Date. For these purposes, beneficial ownership and calculations of percentage ownership will be determined in accordance with Rule 13d-3 under the Exchange Act. For purposes of this Section 7(f) only, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to beneficially own any shares FIP Common Stock that such Person or any of such person’s affiliates (as defined in Rule 12b-2 under the Exchange Act) or associates (as defined in Rule 12b-2 under the Exchange Act) is deemed to beneficially own, together with any FIP Common Stock beneficially owned by any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act. Subject to the following proviso, for purposes of this Section 7(f) only, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder as in effect on the date hereof; provided that the number of shares of FIP Common Stock beneficially owned by such Person and its affiliates and associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act shall include the number of shares of FIP Common Stock issuable upon exercise, exchange or conversion of any of FIP’s securities or rights to acquire the FIP Common Stock, whether or not such securities or rights are currently exercisable, exchangeable or convertible or are exercisable, exchangeable or convertible only after the passage of time (including the number of shares of FIP Common Stock issuable upon exchange of the Warrants in respect of which the beneficial ownership determination is being made), but shall exclude the number of shares of FIP Common Stock that would be issuable upon (A) exchange of the remaining, unexchanged portion of any Warrants beneficially owned by such Person or any of its affiliates or associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act and (B) exercise, exchange or conversion of the unexercised, unexchanged or unconverted portion of any of FIP’s other securities subject to a limitation on exercise, exchange or conversion analogous to the limitation contained herein beneficially owned by such Person or any of its affiliates or associates and any other persons whose beneficial ownership would be aggregated with such Person for purposes of Section 13(d) of the Exchange Act. Upon any exchange of Warrants by a Holder in accordance with this Section 7, such Holder will be deemed to have made a representation that such Holder has evaluated the limitation set forth in this paragraph and determined that the issuance of the full number of shares of FIP Common Stock which could be issuable in such exchange is permitted under this Section 7(f).

(g)         Notwithstanding anything to the contrary in this Agreement, the number of shares of FIP Common Stock that will be issued or delivered upon any requested exchange of any Warrants of any holder thereof, shall not cause the aggregate number of Issued Underlying Shares to exceed the Share Cap unless FIP shall have obtained the Requisite Stockholder Approval; provided that such Requisite Stockholder Approval shall be deemed obtained if Rule 5635(d) of the Listing Rules (or its successor) does not require stockholder approval to issue the shares of FIP Common Stock required to be issued upon the requested exchange of the Warrants. Any Warrants of any Holder that are exchangeable in shares of FIP Common Stock in excess of the Share Cap shall be exchangeable by such Holder for Cash and the Company shall deliver Cash in lieu of the number of shares of FIP Common Stock that cannot be delivered to such Holders as a result of the Share Cap in an amount equal to the fair market value of such FIP Common Stock on the day that is one Trading Day prior to the Exchange Date.

(h)       Notwithstanding anything to the contrary in this Agreement, the Holder shall not be entitled to and the Company shall not deliver fractions of FIP Common Stock. Where the application of the provisions of this Agreement would otherwise result in the Holder receiving a fraction of a FIP Common Stock, the number of FIP Common Stock delivered to such Holder shall be rounded up.

(i)         None of the Company, FIP or any of their respective Subsidiaries shall enter into any lease, indenture, instrument or other agreement pursuant to which the delivery by FIP of shares of FIP Common Stock upon exchange of Exchange Warrants in accordance with Section 7 would constitute a violation or a default of such agreement.

(j)         FIP shall not, and shall not allow any of its Subsidiaries to, directly or indirectly, make a contribution to the Company of any assets or property other than Cash.

(k)       If FIP consolidates with, merges into or sells, leases or otherwise transfers in one transaction or a series of related transactions the consolidated assets of FIP and its Subsidiaries substantially as an entirety to any person, the successor, transferee or surviving entity must:

A.     assume all FIP’s obligations under this Agreement on terms reasonably acceptable to the Holders of a majority of the outstanding Warrants issued on the initial date of issuance and the date of issuance of any Warrants issued in replacement thereof and then outstanding; and

B.       promptly provide written notice of such assumption to the Holder.

8.       Transfer or Assignment of Warrants and Warrant Units.

(a)        Each taker and Holder of the Warrants, by taking or holding the same, consents and agrees that the registered holder hereof may be treated by the Company and all other Persons dealing with the Warrants as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby.

(b)       Other than in accordance with Article IX of the LLC Agreement or as expressly provided herein, and subject to compliance with applicable securities laws, prior to the sixth anniversary of the Initial Issue Date, the Holder shall not assign or transfer the Warrants or the Warrant Units, at any time in whole or in part, to any Person; provided that, notwithstanding anything to the contrary in the LLC Agreement, (i) the Holder shall be entitled to, without obtaining the consent of the Company, assign or transfer the Warrants or the Warrant Units to an Affiliate of such Holder and (ii) following the sixth anniversary of the Initial Issue Date, the Holder shall be entitled to, without obtaining the consent of the Company, assign and transfer the Warrants and the Warrant Units, at any time in whole or from time to time in part, to any Person or Persons provided that such Person is an “accredited investor” as defined in Rule 501(a) of Regulation D and such Person is not subject to any Sanction or on any specially designated nationals list maintained by the Office of Foreign Assets Control of the U.S. Treasury Department. Subject to the preceding sentence, upon surrender of this Agreement to the Company, together with the assignment form annexed hereto duly executed if applicable, the Company shall, as promptly as practicable and without charge, execute and deliver (i) a new Warrant agreement in the name of the assignee or assignees named in such assignment form with respect to the portion of the Warrants being assigned and (ii) if the Holder’s entire interest is not being assigned, a new Warrant agreement in the name of the Holder with respect to the portion of the Warrants being retained, at which time this Agreement shall promptly be canceled. The Company shall register the new Warrants in the name or names of the transferee, and if applicable, in the name of the Holder.

9.       Loss or Destruction of this Agreement. Upon receipt by the Company of evidence satisfactory to it (in the exercise of its reasonable discretion) of the loss, theft, destruction or mutilation of this Agreement, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Agreement, if mutilated, the Company shall execute and deliver a new Warrant agreement of the same tenor and date and for the same unexercised number of Warrant Units.

10.    Adjustments and Other Rights of Warrants. The applicable Exercise Price of the Warrants, the number of Warrant Units issuable upon the exercise of each Warrant and the number of Warrants outstanding are subject to adjustment from time to time upon the occurrence of the following:

(a)       The issuance of Common Units as a dividend or distribution to all holders of Common Units, or a subdivision, split, reverse split, combination, reclassification or similar event of Common Units, in which event the Company will cause the Exercise Price to be adjusted based on the following formula:

EP1 = EP0 X OS0
OS1

where:

EP0 =
the Exercise Price in effect immediately prior to the Close of Business on the Record Date for such dividend or distribution, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be;

EP1 =
the Exercise Price in effect immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be;

OS0 =
the number of Common Units outstanding immediately prior to the Close of Business on the Record Date for such dividend, distribution, subdivision or combination, or immediately prior to the Open of Business on the effective date for such subdivision or combination, as the case may be; and

OS1 =	the number of Common Units that would be outstanding immediately after such dividend, distribution, subdivision or combination.

Such adjustment shall become effective immediately after the Close of Business on the Record Date for such dividend or distribution, or immediately after the Open of Business on the effective date for such subdivision or combination, as the case may be. If any dividend or distribution or subdivision or combination of the type described in this Section 10(a) is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price that would then be in effect if the distribution or subdivision or combination had not been declared or announced, as the case may be. If the Exercise Price is reduced to $0.00, then provision shall be made so that the Holder shall receive any dividend or distribution or subdivision or combination of the type described in this Section 10(a) in an amount equal to the amount as the Holder would have received if the Warrants had been exercised in full into Warrant Units on the date immediately prior to such event, provided that, the Holder shall not receive any amount for any Warrant that has been exercised prior to the date of such event.

(b)        The making of a dividend or distribution to holders of Common Units of Cash (a “Cash Dividend”), in which event the Company will cause the Exercise Price to be adjusted such that the Exercise Price in effect immediately prior to the Close of Business on the date for the determination of the holders of Common Units entitled to receive such dividend or distribution shall be reduced by an amount equal to the amount of the Cash so distributed to one Common Unit; provided that, to the extent any reduction relating to a Cash Dividend would reduce the Exercise Price to an amount below $0.00, the Exercise Price shall be reduced to $0.00, with any remaining amount of Cash of the Cash Dividend that would otherwise have resulted in a further reduction of the Exercise Price to instead be paid to Holders. So long as the Exercise Price is equal to or less than $0.00 of the Common Units, if the Company shall declare or make any Cash Dividend, then provision shall be made so that the Holder shall receive, simultaneously with the distribution to the holders of Common Units, a Cash Dividend in an amount equal to the amount of such Cash Dividend as the Holder would have received if the Warrant had been exercised in full into Warrant Units on the date of such event. Each adjustment pursuant to this clause shall become effective immediately after such Cash Dividend. In the event that such Cash Dividend is declared or announced but not so paid or made, the Exercise Price shall again be adjusted to be the Exercise Price which would then be in effect if such distribution had not been declared or announced. For the avoidance of doubt, without the prior written consent of each Holder, the Company shall not declare or make any dividend or distribution to holders of Common Units other than in the form of Cash.

(c)        The issuance or sale of Common Units, Options or Convertible Securities at a purchase price per Common Unit, Option or Convertible Security that is less than the Exercise Price as of the date of issuance or sale of such Common Units, Options or Convertible Securities, in which case, the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall be reduced to an Exercise Price equal to the lowest price at which any such Common Unit, Option or Convertible Security has been issued or sold in such transaction (or is deemed to have been issued or sold) provided that no such adjustment shall be made for any grants of Equity Awards issued in accordance with the LLC Agreement and this Agreement to any employees, consultants or other Persons, in each case, that primarily provide services to the Company who are selected by the Board and are not affiliated or associated with FIP or the Manager Group (other than by virtue of their relationship with the Company and its Subsidiaries).

(d)         The issuance or sale of Common Units, Options or Convertible Securities at a purchase price per Common Unit, Option or Convertible Security that is above the Exercise Price and below the Current Value Per Common Unit as of the date of issuance or sale of such Common Units, Options or Convertible Securities, in which case, (i) the Exercise Price in effect immediately prior to such issuance or sale (or deemed issuance or sale) shall remain the same and (ii) the number of Warrants Units shall be increased such that the Warrant Units represent the same percentage of the Common Units Deemed Outstanding as immediately prior to such transaction; provided that no such adjustment shall be made for (x) any issuances or sales of Common Units, Options or Convertible Securities with a fair market value of up to an aggregate of $5,000,000 at a purchase price per Common Unit, Option or Convertible Security that is above the Exercise Price and below the Current Value Per Common Unit as of the date of such issuance or sale of such Common Units, Options or Convertible Securities or (y) any grants of Equity Awards issued in accordance with the LLC Agreement and this Agreement to any employees, consultants or other Persons, in each case, that primarily provide services to the Company who are selected by the Board and are not affiliated or associated with FIP or the Manager Group (other than by virtue of their relationship with the Company and its Subsidiaries).

(e)         The receipt by the Company of a contribution to the common equity of the Company of Cash, from and after the date of this Agreement, without the Company issuing any or otherwise increasing the number of outstanding Common Units or other equity interests or other consideration in exchange for, or as a payment for, such contribution, in which case the Company will cause the Exercise Price in effect immediately prior to the date of such contribution to be increased by an amount equal to the total amount of Cash so contributed divided by the total number of outstanding Common Units.

(f)          [reserved]

(g)       Restrictions on Adjustments. No adjustment shall be made to the Exercise Price or the Warrant Units for any of the transactions described in this Section 10 if the Company makes provisions for the Holder to participate in any such transaction without exercising their Warrants on the same basis as holders of Common Units and with notice that the Board determines in good faith to be fair and appropriate. If the Company takes a record of the holders of Common Units for the purpose of entitling them to receive a dividend or other distribution, and thereafter (and before the dividend or distribution has been paid or delivered to Unitholders) legally abandons its plan to pay or deliver such dividend or distribution, then thereafter no adjustment to the Exercise Price or the number of Warrant Units for any Warrant then in effect shall be required by reason of the taking of such record.

(h)        Adjustment to number of Warrant Units. Concurrently with any adjustment to the Exercise Price under this Section 10 (other than Section 10(b) and Section 10(e)), the number of Warrant Units for which each Warrant is exercisable will be adjusted such that the number of Warrant Units for each such Warrant in effect immediately following the effectiveness of such adjustment will be equal to the number of Warrant Units for each such Warrant in effect immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the Exercise Price in effect immediately prior to such adjustment and (ii) the denominator of which is the Exercise Price in effect immediately following such adjustment.

(i)          Recapitalizations, Reclassifications and Other Changes.

 (1)      If any of the following events occur:

A.          any recapitalization;

B.         any reclassification or change of the outstanding Common Units (other than changes resulting from a subdivision or combination to which Section 10(a) applies);

C.          any consolidation, merger or combination involving the Company;

D.          any sale or conveyance to a third party of all or substantially all of the Company’s assets; or

E.          any statutory share exchange,

(each such event a “Reorganization Event”), in each case as a result of which the Common Units would be converted into, or exchanged for, units, stock, other securities, other property or assets (including Cash or any combination thereof) (the “Reference Property”), then following the effective time of the transaction, the right to receive Warrant Units upon exercise of a Warrant shall be changed to a right to receive, upon exercise of such Warrant, the kind and amount of units, shares of stock, other securities or other property or assets (including Cash or any combination thereof) that a holder of one Common Unit would have owned or been entitled to receive in connection with such Reorganization Event (such kind and amount of Reference Property per Common Unit, a “Unit of Reference Property”); provided that, in the event of a Fundamental Change, the Warrants shall be treated solely in accordance with Section 11. In the event holders of Common Units have the opportunity to elect the form of consideration to be received in a Reorganization Event, the type and amount of consideration into which the Warrants shall be exercisable from and after the effective time of such Reorganization Event shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Units in such Reorganization Event.

(2) At any time from, and including, the effective time of a Reorganization Event:

A.          if Cashless Exercise does not apply or is not elected upon exercise of a Warrant, each Common Unit per Warrant shall be exercisable into a single Unit of Reference Property; and

B.        if Cashless Exercise applies upon exercise of a Warrant, the number of Warrant Units issuable upon a Cashless Exercise per Warrant shall be a number of Units of Reference Property calculated as set forth in Section 3(f), except that the Current Value Per Common Unit used to determine the number of Units of Reference Property issuable upon a Cashless Exercise on any Trading Day shall be the Unit Value (as defined herein) for such Trading Day.

(3) The value of a Unit of Reference Property (the “Unit Value”) shall be determined in accordance with the procedures set forth in the definition of “Market Price”.

(4) On or prior to the effective time of any Reorganization Event, the Company or the successor or purchasing Person, as the case may be, shall execute an amendment to this Agreement providing that the Warrants shall be exercisable for Units of Reference Property in accordance with the terms of this Section 10(i). If the Reference Property in connection with any Reorganization Event includes units, shares of stock or other securities and assets of a Person other than the successor or purchasing Person, as the case may be, in such Reorganization Event, then the Company shall cause such amendment to this Agreement to be executed by such other Person and such amendment shall contain such additional provisions to protect the interests of the Holders as the Board shall reasonably consider necessary by reason of the foregoing. Any such amendment to this Agreement shall provide for adjustments which shall be equivalent to the adjustments provided for in this Section 10. In the event the Company shall execute an amendment to this Agreement pursuant to this Section 10(i), the Company shall promptly provide to the Holder a certificate executed by a duly authorized officer of the Company stating the reasons therefor, the kind or amount of Cash, securities or property or asset that will comprise a Unit of Reference Property after the relevant Reorganization Event, any adjustment to be made with respect thereto and that all conditions precedent have been complied with.

(j)           Consolidation, Merger and Sale of Assets.

(1) Subject to the LLC Agreement, the Company may, without the consent of the Holder, consolidate with, merge into or sell, lease or otherwise transfer in one transaction or a series of related transactions the consolidated assets of the Company and its Subsidiaries substantially as an entirety to any corporation, limited liability company, partnership or trust organized under the laws of the United States or any of its political subdivisions so long as:

A.          the successor assumes all the Company’s obligations under this Agreement and the Warrants; and

B.          the Company promptly provides written notice of such assumption to the Holder.

(2) In case of any such consolidation, merger, sale, lease or other transfer and upon any such assumption by the successor corporation, limited liability company, partnership or trust, such successor entity shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor entity thereupon may cause to be signed, and may issue any or all of the Warrants issuable pursuant to this Agreement which theretofore shall not have been signed by the Company; and, upon the order of such successor entity, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed.

The provisions set forth in this Section 10(j) are subject, in all cases, to the provisions set forth in Section 10(i)(4).

(k)          Certain Calculations.

(i)          If any issuance or sale (or deemed issuance or sale) was without consideration, then the Company shall be deemed to have received an aggregate of $0.00 of consideration for all such Common Units, Options or Convertible Securities so issued or deemed to be issued.

(ii)          For the purposes of any adjustment of the Exercise Price and the number of Warrant Units issuable upon exercise of a Warrant pursuant to this Section 10, the following provisions shall be applicable in the case of the issuance of Options or Convertible Securities (whether or not at the time exercisable):

(a)          in the case of the issuance or sale of Options or Convertible Securities for Cash, the amount of the consideration received by the Company shall be deemed to be the amount of the gross cash proceeds received by the Company for such securities before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof;

(b)            in the case of the issuance or sale of Options or Convertible Securities for consideration in whole or in part other than Cash, including securities acquired in exchange therefor (other than securities by their terms so exchangeable), the consideration other than Cash shall be deemed to be the Market Price, before deducting therefrom any discounts or commissions allowed, paid or incurred by the Company for any underwriting or otherwise in connection with the issuance and sale thereof;

(c)          the aggregate maximum number of Common Units deliverable upon exercise or conversion or exchange of such Options or Convertible Securities shall be deemed to have been issued at the time such Options are issued and for a consideration equal to the consideration, if any, received by the Company upon the issuance or sale of such Options or Convertible Securities plus the minimum purchase price required to be paid to the Company pursuant to the terms of such Options or Convertible Securities covered thereby;

(d)          the consideration per Common Unit received by the Company for additional Common Units deemed to underlie Options and Convertible Securities shall be determined by dividing: (1) the total amount received or received by the Company determined pursuant to clause (ii)(a) or (ii)(b) above, as applicable, by (2) the maximum number of Common Units deliverable upon exercise or conversion or exchange of such Options or Convertible Securities determined pursuant to clause (ii)(c) above; and

(e)          if the Exercise Price and the number of Common Units issuable upon exercise of a Warrant shall have been duly adjusted in accordance with the terms of this Agreement upon the issuance or sale of any such Options or Convertible Securities, no further adjustment of the Exercise Price or the number of Warrant Units issuable upon the exercise of each Warrant shall be made for the actual issuance of Common Units upon the exercise thereof.

(iii)      For the avoidance of doubt, the issuance or sale of Common Units pursuant to Section 3 of the Warrant Agreement shall not cause an adjustment of the applicable Exercise Price of the Warrants pursuant to Section 10.

11.     Fundamental Change. In case at any time or from time to time after the Initial Issue Date while any Warrants remain outstanding and unexpired in whole or in part, the Company shall be a party to or shall otherwise engage in any transaction or series of related transactions constituting a Fundamental Change, then the Company shall, (A) in the case of an Initial Public Offering, at the option of the Holder or (B) for any Fundamental Change other than an Initial Public Offering, automatically, repurchase all outstanding Warrants on the date that a Fundamental Change is consummated for a price equal to the Fundamental Change Payment Amount. If in connection with such Fundamental Change, the Series A Preferred Units are only redeemed in part as permitted by Section 2.3 of the LLC Agreement, the Company shall only repurchase the outstanding Warrants in part, in the same corresponding pro rata portion as the number of the Series A Preferred Units redeemed in connection with such Fundamental Change to the fullest extent not so prohibited. The Company shall redeem the Warrants in accordance with the procedures set forth in Section 2.3(c)(ii) and Section 2.5 of the LLC Agreement, unless the Holder elects in accordance with Section 2.5(g) of the LLC Agreement, to have the Warrants remain outstanding.

12.     Reserved.

13.      Valuation Procedures.

(a)         The Company shall follow the following procedures (the “Valuation Procedures”) to determine the Current Value Per Common Unit, the fair market value of the Warrants, the value of items distributed to holders of Common Units to which adjustments in Section 10 apply, the Market Price, and other items (the “Subject of Valuation”). The Company shall give the Holder a written notice at any time that it required to make such determination (the “Valuation Notice”), which notice shall set forth the Company’s calculation of any or all of Subject of Valuation, as applicable, together with reasonable supporting documentation therefor (and the Company shall provide such Holder all relevant documents and access to personnel reasonably requested by such Holder or its representatives to compute and verify such calculations), and the Company’s proposed date of the transaction or event that requires the computation of Subject of Valuation. The calculation of the Subject of Valuation, shall not discount the value of the Warrants or the Common Units because (x)(i) they are subject to restrictions set forth in this Agreement or the LLC Agreement, (ii) they are illiquid, (iii) there is no premium for control status or (iv) they constitute only a minority interest in the Company and (y) not imply a price per Warrant (or the Common Unit exchangeable upon exercise thereof) or Warrant Unit less than that implied by the then-most recent valuation for the Company within FIP’s publicly disclosed financial statements; provided that, no event shall have occurred since the filing date of FIP’s most recent publicly disclosed financial statements that would reasonably be expected to have a material effect on the Subject of Valuation; provided further, that the occurrence of the Mandatory Redemption Event shall not constitute such an event. The Holder shall have ten (10) Business Days from the date the Valuation Notice is received by it in accordance with the immediately preceding sentence to inform the Company in writing (a “Dispute Notice”) of any disagreement with the Subject of Valuation set forth in the Valuation Notice. In such case, the Company and the Holder shall cooperate and work in good faith to reach mutual agreement on the Subject of Valuation as soon as possible. In the event that they are unable to reach agreement within ten (10) Business Days following delivery of the Dispute Notice, each of the Company and the Holder shall have the right to appoint and engage a qualified appraiser to conduct an appraisal within thirty (30) days of such appointment and determine the Subject of Valuation, as follows, and, in each case, at the Company’s sole expense:

(i)          if the Subject of Valuation derived from the appraisal provided by the appraiser appointed by the Company and the Subject of Valuation derived from the appraisal provided by the appraiser appointed by the Holder are within ten percent (10.0%) of each other (based on the lower amount), then the Subject of Valuation shall be equal to the average of such two values; and

(ii)          if the Subject of Valuation derived from the appraisal provided by the appraiser appointed by the Company and the Subject of Valuation derived from the appraisal provided by the appraiser appointed by the Holder are not within ten percent (10.0%) of each other, an additional appraiser will be mutually appointed by the Company and the Holder to conduct an appraisal within thirty (30) calendar days of such appointment and the two overall values that are closest together on an absolute dollar basis will be averaged and the resulting average fair market value shall constitute the Subject of Valuation. The costs and expenses of any appraiser appointed in accordance with this Section 13 shall be borne by the Company.

(b)         In the event that the Holder does not timely deliver a Dispute Notice as provided in this Section 13, the Subject of Valuation set forth in the applicable Valuation Notice shall automatically be deemed agreed.

(c)       Notwithstanding the foregoing, if the Subject of Valuation, has not been finally determined at the time that the event requiring the delivery of a Valuation Notice is scheduled to occur then: (i) such event shall proceed on the scheduled date; (ii) the Company shall pay to the Holder the portion of the consideration or distribution that is not then in dispute; (iii) the Company shall deposit into the Escrow Account any portion of the consideration or distribution that is in dispute; (iv) solely to the extent the Company is required to do so pursuant to Section 10 above, the Company shall adjust the Exercise Price, the number of Warrants and the number of Warrant Units to the one required by the Subject of Valuation derived from the appraisal provided by the appraiser appointed by the Holders, (v) the parties shall finalize the procedures in this Section 13 in accordance with its terms, (vi) upon the final determination of the Subject of Valuation, the Company shall pay, or cause to be paid (including from such Escrow Account), the portion of consideration or distribution, that was not paid at the time of the event and (vii) upon the final determination of the Subject of Valuation, solely to the extent the Company is required to do so pursuant to Section 10 above, the Company shall adjust the Exercise Price, the number of Warrants and the number of Warrant Units as required by the final Subject of Valuation and shall give retroactive effect to such adjustments from the date of the event. For the avoidance of doubt, this Section 13 shall survive such Holder’s ceasing to be a Holder or the termination, dissolution, liquidation and winding up of the Company.

(d)         For the purpose of establishing the fair market value of a Warrant, the Warrants shall be deemed to be exercisable at Holder’s option at any time from the Initial Issue Date until the Expiration Time.

(e)         In the event of an IPO, the fair market value of a Warrant shall be calculated on the basis of the purchase price or the gross issuance price to the public per unit of the common equity issued or sold in an IPO. In the event of a SPAC transaction, the fair market value of a Warrant shall be calculated on the basis of the implied enterprise value of the combined company as of the closing date of the SPAC transaction. In the event of a Direct Listing, the fair market value of a Warrant shall be calculated on the basis of the closing price per Common Unit on the first day of trading. In the event of a Sale of the Company, Tag-Along Sale or Drag-Along Sale, the fair market value of a Warrant shall be calculated in accordance with Section 7.3(e), Section 9.3 and Section 9.4 of the LLC Agreement, respectively.

(f)         In the event that there is more than one Holder of the Warrants, the appraiser that will be selected by the Holder, shall be selected by Holders of a majority of the Warrants issued on the initial date of issuance and the date of issuance of any Warrants issued in replacement thereof and then outstanding.

14.     Registration Rights.

(a)          [reserved].

(b)         Prior to issuing any shares of FIP Common Stock to the Holder on the Exchange Date, FIP and the Holder shall enter into a registration rights agreement and shall register such shares of FIP Common Stock for resale on a registration statement under the Securities Act (the “Registration Statement”) on a delayed or continuous basis (without giving effect to the Beneficial Ownership Limitation), which Registration Statement shall be effective prior to any such issuance, provided that the Holder has provided, pursuant to a customary selling security holder questionnaire, information required to be included therein by the Securities Act and rules and regulations thereunder. The Registration Statement shall provide for the resale of the registrable securities issued or issuable pursuant to any method or combination of methods legally available to, and requested by, the Holder. Each of the Registration Statement and the registration rights agreement shall be in such form as is acceptable to the Holder and on terms reasonably acceptable to the Holders of a majority of the Warrants issued on the initial date of issuance and the date of issuance of any Warrants issued in replacement thereof and then outstanding. FIP shall keep such Registration Statement continuously effective, available for use and in compliance with the provisions of the Securities Act until such time as all shares of FIP Common Stock issued to the Holder shall have been sold, transferred or otherwise disposed of pursuant to the Registration Statement or Rule 144.

(c)         The costs and expenses of any Registration Statement in accordance with this Section 14 and reasonable and documented out-of-pocket expenses of the Holder in connection therewith shall be borne by the Company.

15.     Tax Matters.

(a)        Notwithstanding anything to the contrary in this Agreement, each Holder represents, warrants and covenants that (i) for U.S. federal income tax purposes (including Sections 1445 and 1446 of the Internal Revenue Code of 1986, as amended), it is, and for so long as it is a Holder it will remain, a U.S. person (or a disregarded entity thereof), and (ii) such Holder has provided the Company with a properly completed and executed IRS Form W-9, dated as of the date hereof, and shall promptly update such form if it becomes inaccurate or obsolete.

(b)         Section 3.7 of the LLC Agreement is incorporated by reference herein.

16.    Notices. All notices, requests and other communications required or permitted to any party hereunder will be effective if in writing and (i) delivered personally, (ii) sent by email, (iii) sent by nationally recognized overnight courier, or (iv) sent by registered or certified mail, postage prepaid, in each case, to the address of the party set forth on such party’s signature page hereto or to such other address or attention as the recipient party has specified by prior written notice to the sending party. All notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received (evidenced, in the case of email, so long as the sender thereof has not received an email indicating delivery failure) prior to 5:00 p.m. in the place of receipt if such day is a Business Day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding Business Day in the place of receipt.

17.   GOVERNING LAW. THIS AGREEMENT (AND ALL CLAIMS, CONTROVERSIES OR CAUSES OF ACTION RELATING HERETO OR ARISING IN CONNECTION HEREWITH) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES.

18.     Amendments; Waivers. Any provision of this Agreement may be amended, modified or waived if, and only if, such amendment, modification or waiver is in writing and signed by the Company and the Holder. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver. The Company covenants and agrees that this Agreement shall be binding upon any Person succeeding to the Company by merger, consolidation, reorganization or acquisition of all or substantially all of the Company’s assets. The Company hereby covenants and agrees that the Company will not, by amendment of its constitutional documents or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, and will at all times in good faith carry out all the provisions of this Agreement and take all action as may be required to protect the rights of the Holder.

19.    Counterparts. This Agreement may be executed in two or more counterparts (including by facsimile or email delivery of a “.pdf” format data file), and by different parties on separate such counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

20.     Enforceability. No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person, other than the parties hereto and their respective successors and permitted assigns.

21.    No Waiver. Nothing contained in this Agreement shall be deemed to be a consent, approval, modification or waiver of any rights of any Members under the LLC Agreement, including section 2.3(e) of the LLC Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the Company has duly caused this Agreement to be signed by its duly authorized officer and to be dated as of August 25, 2025.

FIP RR HOLDINGS LLC

By:	/s/ Kenneth Nicholson
	Name:	Kenneth J. Nicholson
	Title:	President

Address:
111 W. 19th Street, 2nd Floor
New York, New York 10011
Attention:	Ken Nicholson
Kevin Krieger
Email:	knicholson@fortress.com
kkrieger@fortress.com

[Signature Page to Warrant Agreement]

Acknowledged and Agreed solely as to Section 7 and 14:

FTAI INFRASTRUCTURE INC.
By:	/s/ Kenneth Nicholson
Name:	Kenneth J. Nicholson
Title:	Chief Executive Officer

Address:
111 W. 19th Street, 2nd Floor
New York, New York 10011
Attention:	Ken Nicholson
Kevin Krieger
Email:	knicholson@fortress.com
kkrieger@fortress.com

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:
ASIF HOLDINGS INC.

By:	/s/ Jason Park
Name:	Jason Park
Title:	Authorized Signatory

Address:
Ares Management LLC
Attn: Direct Lending Middle Office
245 Park Avenue, 44th Floor
New York, NY 10167

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

CADC Blocker Corp.

By:	/s/ Jason Park
Name:	Jason Park
Title:	Authorized Signatory

Address:
Ares Management LLC
Attn: Direct Lending Middle Office
245 Park Avenue, 44th Floor
New York, NY 10167

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

Ares Private Credit Solutions II, L.P.

By: Ares Capital Management LLC, its Manager

By:	/s/ Jason Park
Name:	Jason Park
Title:	Authorized Signatory

Address:
Ares Management LLC
Attn: Direct Lending Middle Office
245 Park Avenue, 44th Floor
New York, NY 10167

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

Ares PCS II Holdings (A) LLC

By:	/s/ Jason Park
Name:	Jason Park
Title:	Authorized Signatory

Address:
Ares Management LLC
Attn: Direct Lending Middle Office
245 Park Avenue, 44th Floor
New York, NY 10167

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

ASOF II FIP Holdings LP

By: ASOF Management II, L.P., its general partner

By: ASOF Management II GP LLC, its general partner

By:	/s/ Felix Bernshteyn
Name:	Felix Bernshteyn
Title:	Authorized Signatory

Address:
c/o ASOF Investment Management LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

ASOF II FIP J Holdings LP

By: ASOF Investment Management LLC, its manager

By:	/s/ Felix Bernshteyn
Name:	Felix Bernshteyn
Title:	Authorized Signatory

Address:
c/o ASOF Investment Management LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

ASOF III F Holdings 2 LP

By: ASOF Management III, LP, its general partner

By: ASOF Management III GP LLC, its general partner

By:	/s/ Felix Bernshteyn
Name:	Felix Bernshteyn
Title:	Authorized Signatory

Address:
c/o ASOF Investment Management LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

Ares Private Opportunities 2020 (C), LP

By: ACOF Investment management LLC,
Its manager

By:	/s/ Matthew Jill
Name:	Matthew Jill
Title:	Authorized Signatory

Address:
c/o ACOF Investment Management LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

Ares Opportunistic Credit Investment Partnership (CP) LP

By: ASOF Investment Management LLC,
its manager

By:	/s/ Felix Bernshteyn
Name:	Felix Bernshteyn
Title:	Authorized Signatory

Address:
c/o ASOF Investment Management LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

Ares PA Opportunities Fund, L.P.

By: Ares SP Management LLC,
its general partner

By:	/s/ Matthew Jill
Name:	Matthew Jill
Title:	Authorized Signatory

Address:
c/o ASOF Investment Management LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

Ares Credit Investment Partnership I (V) L.P.

By: Ares CIP (V) Management LLC,
its manager

By:	/s/ Matthew Jill
Name:	Matthew Jill
Title:	Authorized Signatory

Address:
c/o ASOF Investment Management LLC
1800 Avenue of the Stars, Suite 1400
Los Angeles, CA 90067

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

APF II Holdings II, L.P.

By: Ares Alternative Credit Management LLC,
its manager

By:	/s/ Thomas C. Griffin III
Name:	Thomas C. Griffin III
Title:	Authorized Signatory

Address:
c/o Ares Alternative Credit Management LLC
245 Park Avenue, 42nd Floor
New York, NY 10167

[Signature Page to Warrant Agreement]

Acknowledged and Agreed:

Ares Badger Fund LP

By: Ares Alternative Credit Management LLC,
its manager

By:	/s/ Thomas C. Griffin III
Name:	Thomas C. Griffin III
Title:	Authorized Signatory

Address:
c/o Ares Alternative Credit Management LLC
245 Park Avenue, 42nd Floor
New York, NY 10167

[Signature Page to Warrant Agreement]

EXERCISE NOTICE

(To be delivered prior to exercise of the Warrants
by execution of the Warrant Exercise Subscription Form)

To:	FIP RR Holdings LLC

The undersigned hereby notifies you of its intention to exercise the Warrants to purchase Common Units of FIP RR Holdings LLC. The undersigned intends to exercise the Warrants to purchase ___________ Common Units (the “Warrant Units”) at $______ per Common Unit (the Exercise Price currently in effect pursuant to the Warrant Agreement). As indicated below, the undersigned intends to pay the aggregate Exercise Price for the Warrants in by wire transfer of immediately available funds or by certified or official bank or bank cashier’s check or by reduction in the number of Warrant Units that would otherwise be issued upon Cashless exercise pursuant to Section 3(f) of the Warrant Agreement.

Date:

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Payment:	☐	$	wire transfer of immediately available funds

	☐	$	certified or official bank or bank cashier’s check

	☐	Reduction in number of Warrant Units upon Cashless exercise

[Signature Page to Warrant Agreement]

EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of the Warrants
after delivery of Exercise Notice)

To:	FIP RR Holdings LLC

The undersigned revocably exercises the Warrants for the purchase of ___________ Common Units (the “Warrant Units”) of FIP RR Holdings LLC (the “Company”) at $_____ per Common Unit (the Exercise Price currently in effect pursuant to the Warrant Agreement) and herewith makes payment of $___________ (such payment being made as specified in the undersigned’s previously-delivered exercise notice), all on the terms and conditions specified in the within Warrant Agreement, surrenders this Warrant Agreement and all right, title and interest therein with respect to such Warrant Units (but not, for the avoidance of doubt, with respect to any unexercised portion of the Warrants) to the Company and directs that the Warrant Units deliverable upon the exercise of the Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

[Signature Page to Warrant Agreement]

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised portion of the Warrants evidenced by the within Warrant Agreement to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

[Signature Page to Warrant Agreement]

ASSIGNMENT FORM
Dated ________________, _____

FOR VALUE RECEIVED, _______________________ hereby sells,

assigns and transfers unto_____________________________ (the “Assignee”),
(please type or print in block letters)

(insert address)

its right to purchase up to ___________ of the Common Units represented by this Warrant Agreement and does hereby irrevocably constitute and appoint _______________________ as Attorney-in-Fact, to transfer the same on the books of the Company, with full power of substitution in the premises.

Signature:

[Signature Page to Warrant Agreement]

EXCHANGE REQUEST

WARRANTS OF FIP RR HOLDINGS LLC

Dated [●]

Pursuant to Section 7(a) of the Warrant Agreement of FIP RR Holdings LLC (the “Warrant Agreement”), the undersigned holder of [●] Warrants (the “Warrants”) of FIP RR Holdings LLC (the “Company”), hereby tenders [all]/[●] of such holder’s Warrants in exchange for the Exchange Consideration (as defined in the Warrant Agreement). Enclosed herewith is an accredited investor representation letter (the “Representation Letter”), executed by the undersigned and delivered to you in accordance with the terms of Section 7(a). The undersigned acknowledges, represents and agrees that:

1.	the information in the Representation Letter is accurate and true in all respects as of the date hereof; and

2.
if there is any change prior to the Exchange Date (as defined in the Warrant Agreement) to the information certified herein or in the Representation Letter such that the representations herein or therein are no longer true, the undersigned shall notify the Company immediately and the Exchange Request shall be null and void and revoked.

Wire transfer information:

[●]

Share delivery information:

[●]

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

[Signature Page to Warrant Agreement]